UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2016

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way
Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on September 7, 2016, EMC Corporation, a Massachusetts corporation (“EMC”), became a wholly-owned subsidiary of Dell Technologies Inc. (formerly Denali Holding Inc. and referred to herein as the “Company”) as a result of the merger of Universal Acquisition Co., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), with and into EMC, with EMC surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of October 12, 2015, by and among the Company, Dell Inc., a Delaware corporation (“Dell”), Merger Sub and EMC, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 16, 2016, by and among the Company, Dell, Merger Sub and EMC (as so amended, the “Merger Agreement”).

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note and Items 1.02, 2.01 and 3.02 of this report is incorporated herein by reference.

Debt Financing for the Merger

Senior Secured Credit Facilities

Overview. On September 7, 2016, Denali Intermediate Inc. (“Denali Intermediate”), Dell, Dell International L.L.C. (“Dell International”), Merger Sub, EMC and certain other direct and indirect wholly-owned subsidiaries of Denali Intermediate entered into a credit agreement (the “Senior Secured Credit Agreement”) with Credit Suisse AG, Cayman Islands Branch, as term loan B administrative agent and as collateral agent, JPMorgan Chase Bank, N.A., as term loan A / revolver administrative agent and swingline lender, and certain other financial institutions as agents, issuing banks and/or lenders.

The Senior Secured Credit Agreement provides for senior secured credit facilities (the “Senior Secured Credit Facilities”) in the aggregate principal amount of $17,575 million comprising (a) term loan facilities consisting of a $5,000 million term loan B facility, a $3,700 million term loan A-1 facility, a $3,925 million term loan A-2 facility and a $1,800 million term loan A-3 facility and (b) a $3,150 million senior secured revolving credit facility, which includes capacity for up to $500 million of letters of credit and for borrowings of up to $400 million under swing-line loans. Dell International and EMC are the borrowers under the Senior Secured Credit Facilities.

The Senior Secured Credit Facilities provide that the borrowers have the right at any time subject to customary conditions to request incremental term loans or incremental revolving commitments in an aggregate principal amount of up to (a) the greater of (i) $10,000 million and (ii) 100% of Consolidated EBITDA (as defined in the Senior Secured Credit Agreement) plus (b) an amount equal to voluntary prepayments of the term loan facilities and the revolving credit facility, subject to certain requirements, plus (c) an additional unlimited amount subject to a pro forma net first lien leverage ratio of 3.25:1.0.

Interest Rate and Fees. Borrowings under the Senior Secured Credit Facilities bear interest at a rate per annum equal to an applicable margin, plus, at the borrowers’ option, either (a) a base rate, which, under the term loan B facility, is subject to an interest rate floor of 1.75% per annum, and under all other borrowings is subject to an interest rate floor of 0% per annum, or (b) a LIBOR rate, which, under the term loan B facility, is subject to an interest rate floor of 0.75% per annum, and under all other borrowings is subject to an interest rate floor of 0% per annum. The applicable margin under the term loan B facility is subject to reduction based on a first lien leverage ratio test. The applicable margins under the term loan A-1 facility, the term loan A-2 facility, the term loan A-3 facility and the revolving credit facility vary based upon a corporate ratings-based pricing schedule.

The borrowers are required to pay a commitment fee on any unutilized commitments under the revolving credit facility. The borrowers are also required to pay customary letter of credit fees.

Prepayments. The term loan facilities require the borrowers to prepay outstanding term loans, subject to certain exceptions, with a portion of certain excess cash flow, net cash proceeds of certain non-ordinary course asset sales or other dispositions of property, and net cash proceeds of certain debt not permitted to be incurred under the term loan facilities. In addition, the borrowers may voluntarily repay outstanding loans under the Senior Secured Credit Facilities at any time without premium or penalty, other than customary “breakage” costs with respect to LIBOR loans, except that voluntary prepayments of the term loan B facility are subject to a 1% prepayment premium in the event of certain voluntary prepayments or refinancings thereof that reduce the effective yield of the term loan B facility during the six-month period commencing on the date of the consummation of the Merger.

Amortization and Maturity. The term loan A-1 facility will mature on December 31, 2018 and has no amortization. The term loan A-2 facility will mature on September 7, 2021 and amortizes in equal quarterly installments in aggregate annual amounts equal to 5% of the original principal amount in each of the first two years after the date of the consummation of the Merger, 10% of the original principal amount in each of the third and fourth years after the date of the consummation of the Merger and 70% of the original principal amount in the fifth year after the date of the consummation of the Merger. The term loan A-3 facility will mature on December 31, 2018 and has no amortization. The term loan B facility will mature on September 7, 2023 and amortizes in equal quarterly installments in aggregate annual amounts equal to 1% of the original principal amount. The revolving credit facility will mature on September 7, 2021 and has no amortization.

Guarantee and Security. All obligations of the borrowers under the Senior Secured Credit Facilities and certain swap agreements, cash management arrangements and certain letters of credit provided by any lender or agent party to the Senior Secured Credit Facilities or any of their affiliates and certain other persons are unconditionally guaranteed by Denali Intermediate, Dell, certain subsidiaries of Denali Intermediate and each existing and subsequently acquired or organized direct or indirect material wholly-owned domestic restricted subsidiary of Dell, with customary exceptions.

All such obligations under the Senior Secured Credit Facilities (and the guarantees thereof) and certain swap agreements, cash management arrangements and certain letters of credit provided by any lender or agent party to the Senior Secured Credit Facilities or any of its affiliates and certain other persons are secured, subject to permitted liens and other exceptions, by:

•	a first-priority security interest in certain tangible and intangible assets of the borrowers and the guarantors; and

•	a first-priority pledge of 100% of the capital stock of the borrowers, Dell and each wholly-owned material restricted subsidiary of the borrowers and the guarantors (which pledge, in the case of any non-U.S. subsidiary of a U.S. subsidiary, will not include more than 65% of the voting stock of such non-U.S. subsidiary), in each case subject to certain thresholds, exceptions and permitted liens.

The collateral does not include, among other assets, (a) a pledge of the assets or equity interests of certain subsidiaries, including SecureWorks Corp., Boomi Inc., Virtustream, Inc., Pivotal Software, Inc. and VMware, Inc. (“VMware”) and their respective subsidiaries, or (b) any “principal property” as defined in the indentures governing (i) the 5.65% Senior Notes due 2018, 5.875% Senior Notes due 2019, 4.625% Senior Notes due 2021, 6.50% Senior Notes due 2038, 5.40% Senior Notes due 2040 and 7.10% Senior Debentures due 2028, in each case issued by Dell (collectively, the “Dell Existing Notes”), and (ii) the EMC Notes (as defined below), or any capital stock of any subsidiary holding “principal property” as defined in the indentures governing the Dell Existing Notes.

Certain Covenants and Events of Default. The Senior Secured Credit Facilities contain customary affirmative covenants including, among others: delivery of annual audited and quarterly unaudited financial statements; delivery of notices of defaults, material litigation and material ERISA events; submission to certain inspections; maintenance of property and customary insurance; payment of taxes; and compliance with laws and regulations. The Senior Secured Credit Facilities also contain customary negative covenants that, subject to certain exceptions, qualifications and “baskets,” generally limit the ability of Denali Intermediate, Dell and Dell’s and Denali Intermediate’s other restricted subsidiaries to incur debt, create liens, make fundamental changes, enter into asset sales, make certain investments, pay dividends or distribute or redeem certain equity interests, prepay or redeem certain debt and enter into certain transactions with affiliates. The term loan A-1 facility, the term loan A-2 facility, the term loan A-3 facility and the revolving credit facility are subject to a first lien leverage ratio test that will be tested at the end of each fiscal quarter of Dell with respect to the preceding four consecutive fiscal quarters of Dell.

The Senior Secured Credit Facilities also contain certain customary events of default (including an event of default upon a change of control).

The foregoing summary of the Senior Secured Credit Facilities does not purport to be complete and is qualified in its entirety by reference to the text of the Senior Secured Credit Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Asset Sale Bridge Facility

Overview. On September 7, 2016, Denali Intermediate, Dell, Dell International, Merger Sub, EMC and certain other direct and indirect wholly-owned subsidiaries of Denali Intermediate entered into a credit agreement (the “Asset Sale Bridge Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and certain other financial institutions as lenders party thereto providing for a senior unsecured asset sale bridge facility in an aggregate principal amount of $2,200 million (the “Asset Sale Bridge Facility”). Dell International and EMC are the borrowers under the Asset Sale Bridge Facility.

Interest Rate and Fees. Borrowings under the Asset Sale Bridge Facility bear interest (a) at a fixed rate of 4.875% per annum until the date that is the three-month anniversary of the closing date of the facility, (b) at a LIBOR-based rate plus a marginal rate of 7.50% per annum from the date that is the three-month anniversary of the closing date of the facility until the date that is the six-month anniversary of the closing date of the facility and (c) thereafter, at a LIBOR-based rate, subject to increases of 50 basis points on the applicable margin rate every three months thereafter. Interest is payable, at the end of each interest period (but at least every three months), in arrears.

Prepayment. The Asset Sale Bridge Facility requires the borrowers to prepay outstanding borrowings under the facility with 100% of the net cash proceeds of certain non-ordinary course asset sales or dispositions. The borrowers may voluntarily repay outstanding loans under the Asset Sale Bridge Facility at any time without premium or penalty, other than customary “breakage” costs.

Amortization and Maturity. The Asset Sale Bridge Facility will mature on September 6, 2017 and has no amortization.

Guarantee. All obligations of the borrowers under the Asset Sale Bridge Facility are unconditionally guaranteed by Denali Intermediate, certain subsidiaries of Denali Intermediate, Dell and each existing and subsequently acquired or organized direct or indirect material wholly-owned domestic restricted subsidiary of Dell that guarantees the Senior Secured Credit Facilities.

Certain Covenants and Events of Default. The Asset Sale Bridge Facility contains customary affirmative covenants including, among others: delivery of annual audited and quarterly unaudited financial statements; delivery of notices of defaults, material litigation and material ERISA events; submission to certain inspections; maintenance of property and customary insurance; payment of taxes; and compliance with laws and regulations. The Asset Sale Bridge Facility also contains customary negative covenants that, subject to certain exceptions, qualifications and “baskets,” generally limit the ability of Denali Intermediate, Dell and Dell’s and Denali Intermediate’s other restricted subsidiaries to incur debt, create liens, make fundamental changes, enter into asset sales, make certain investments, pay dividends or distribute or redeem certain equity interests, prepay or redeem certain debt and enter into certain transactions with affiliates.

The Asset Sale Bridge Facility also contains certain customary events of default (including an event of default upon a change of control).

The foregoing summary of the Asset Sale Bridge Facility does not purport to be complete and is qualified in its entirety by reference to the text of the Asset Sale Bridge Credit Agreement, a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Margin Bridge Facility

Overview. On September 7, 2016, Merger Sub and EMC entered into a credit agreement (the “Margin Bridge Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and certain other financial institutions as lenders party thereto providing for a senior secured margin bridge facility in an aggregate principal amount of $2,500 million (the “Margin Bridge Facility”). As a result of the Merger, EMC is the borrower under the Margin Bridge Facility.

Interest Rate and Fees. Interest under the Margin Bridge Facility is payable, at the borrower’s option, either at (a) a base rate plus 0.75% per annum or (b) a LIBOR-based rate plus 1.75% per annum. Interest is payable, in the case of loans bearing interest based on LIBOR, at the end of each interest period (but at least every three months), in arrears and, in the case of loans bearing interest based on the base rate, quarterly in arrears.

Prepayments. The Margin Bridge Facility requires the borrower to prepay outstanding borrowings under the Margin Bridge Facility with 100% of the net cash proceeds of any asset sale or other disposition of the pledged VMware shares, as described below. The borrower may voluntarily repay outstanding loans under the Margin Bridge Facility at any time without premium or penalty, other than customary “breakage” costs, subject to certain minimum threshold amounts for prepayment.

Amortization and Maturity. The Margin Bridge Facility will mature on September 6, 2017 and has no amortization.

Guarantee and Security. The Margin Bridge Facility is not guaranteed by any of the subsidiaries of the borrower or the Company. The Margin Bridge Facility is secured solely by 77,033,442 shares of Class B common stock of VMware and any proceeds thereof.

Certain Covenants and Events of Default. The Margin Bridge Facility does not include any affirmative or negative covenants, other than (a) an asset sale covenant solely with respect to the pledged VMware shares, which requires that 100% of the consideration for the sale of such shares consist of cash or cash equivalents and requires that all such proceeds be used to repay the Margin Bridge Facility, and (b) a negative covenant generally to not create liens on the pledged VMware shares, subject to certain exceptions. The Margin Bridge Facility also contains events of default substantially consistent with the events of default under the Senior Secured Credit Facilities, as modified to reflect the nature of the Margin Bridge Facility.

The foregoing summary of the Margin Bridge Facility does not purport to be complete and is qualified in its entirety by reference to the text of the Margin Bridge Credit Agreement, a copy of which is filed as Exhibit 10.3 to this report and incorporated herein by reference.

VMware Note Bridge Facility

Overview. On September 7, 2016, Merger Sub and EMC entered into a credit agreement (the “VMware Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and certain other financial institutions as lenders party thereto providing for a senior secured note bridge facility in an aggregate principal amount of $1,500 million (the “VMware Note Bridge Facility”). As a result of the Merger, EMC is the borrower under the VMware Note Bridge Facility.

Interest Rate and Fees. Interest under the VMware Note Bridge Facility is payable, at the borrower’s option, either at (a) a base rate plus 0.75% per annum or (b) a LIBOR-based rate plus 1.75% per annum. Interest is payable, in the case of loans bearing interest based on LIBOR, at the end of each interest period (but at least every three months), in arrears and, in the case of loans bearing interest based on the base rate, quarterly in arrears.

Prepayments. The VMware Note Bridge Facility requires the borrower to prepay outstanding borrowings under the VMware Note Bridge Facility with 100% of the net cash proceeds of any asset sale or other disposition of the pledged VMware promissory notes, as described below. The borrower may voluntarily repay outstanding loans under the VMware Note Bridge Facility at any time without premium or penalty, other than customary “breakage” costs, subject to certain minimum threshold amounts for prepayment.

Amortization and Maturity. The VMware Note Bridge Facility will mature on September 6, 2017 and has no amortization.

Guarantee and Security. The VMware Note Bridge Facility is not guaranteed by any of the subsidiaries of the borrower or the Company. The VMware Note Bridge Facility is secured solely by certain intercompany notes in an aggregate principal amount of $1,500 million issued by VMware that are payable to EMC, and the proceeds thereof.

Certain Covenants and Events of Default. The VMware Note Bridge Facility does not include any affirmative or negative covenants, other than (a) an asset sale covenant solely with respect to the pledged VMware promissory notes, which requires that 100% of the consideration for the sale of such promissory notes consist of cash or cash equivalents and requires that all such proceeds be used to repay the VMware Note Bridge Facility, and (b) a negative covenant generally to not create liens on the pledged VMware promissory notes, subject to certain exceptions. The VMware Note Bridge Facility also contains events of default substantially consistent with the events of default under the Senior Secured Credit Facilities, as modified to reflect the nature of the VMware Note Bridge Facility.

The foregoing summary of the VMware Note Bridge Facility does not purport to be complete and is qualified in its entirety by reference to the text of the VMware Bridge Credit Agreement, a copy of which is filed as Exhibit 10.4 to this report and incorporated herein by reference.

Certain of the lenders and agents who are parties to, or participated in arrangements regarding, the Senior Secured Credit Facilities, the Asset Sale Bridge Facility, the Margin Bridge Facility and the VMware Note Bridge Facility and their respective affiliates have provided and may in the future provide certain financial advisory, investment banking and commercial banking services in the ordinary course of business for the Company, its subsidiaries and certain of their respective affiliates, for which they have received or will receive customary fees and expenses in connection with the performance of such services.

First Lien Notes

On September 7, 2016, Dell International, EMC, the Company, Denali Intermediate, Dell and Denali Intermediate’s wholly-owned domestic subsidiaries (including each of EMC’s wholly-owned domestic subsidiaries) that guarantee obligations under the Senior Secured Credit Facilities (the “Guarantors”) executed Supplemental Indenture No. 2 and Supplemental Indenture No. 3 (collectively, the “First Lien Notes Supplemental Indentures”) to the indenture, dated as of June 1, 2016 (the “First Lien Notes Base Indenture”), among Diamond 1 Finance Corporation (“Finco 1”), Diamond 2 Finance Corporation (“Finco 2” and, together with Finco 1, the “Fincos”) and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, as supplemented by Supplemental Indenture No. 1, dated as of June 1, 2016, relating to each series of First Lien Notes (as defined below) (each, a “First Lien Notes Supplemental Indenture No. 1”), and the First Supplemental Indenture, dated as of September 6, 2016 (the “First Lien Notes First Supplemental Indenture” and, together with the First Lien Notes Base Indenture, the applicable First Lien Notes Supplemental Indenture No. 1 and the First Lien Notes Supplemental Indentures, the “First Lien Notes Indenture”), relating to the following series of senior secured notes (collectively, the “First Lien Notes”) issued by the Fincos on June 1, 2016:

•	$3,750,000,000 aggregate principal amount of 3.480% First Lien Notes due 2019;

•	$4,500,000,000 aggregate principal amount of 4.420% First Lien Notes due 2021;

•	$3,750,000,000 aggregate principal amount of 5.450% First Lien Notes due 2023;

•	$4,500,000,000 aggregate principal amount of 6.020% First Lien Notes due 2026;

•	$1,500,000,000 aggregate principal amount of 8.100% First Lien Notes due 2036; and

•	$2,000,000,000 aggregate principal amount of 8.350% First Lien Notes due 2046.

Pursuant to the First Lien Notes Supplemental Indentures, Dell International and EMC assumed the obligations of Finco 1 and Finco 2, respectively, as issuers under the First Lien Notes Indenture and the First Lien Notes, the Company provided a senior unsecured guarantee of the First Lien Notes and each Guarantor (other than the Company) provided a senior secured guarantee of the First Lien Notes. The First Lien Notes First Supplemental Indenture amends the First Lien Notes Base Indenture to clarify certain of Dell’s reporting obligations under the First Lien Notes.

A description of the First Lien Notes is contained in the proxy statement/prospectus dated June 6, 2016, as amended (the “Form S-4 Proxy Statement/Prospectus”), forming part of the Company’s Registration Statement on Form S-4 (Registration No. 333-208524) (the “Form S-4 Registration Statement”) in the section captioned “Proposal 1: Approval of the Merger Agreement—Financing of the Merger.”

In addition, on September 7, 2016, Dell International, EMC and the Guarantors executed a joinder (the “Joinder”) to the registration rights agreement, dated as of June 1, 2016 (the “First Lien Registration Rights Agreement”), pursuant to which Dell International, EMC and the Guarantors have agreed to use commercially reasonable efforts to register notes having substantially identical terms as the First Lien Notes with the Securities and Exchange Commission (the “SEC”) as part of an offer to exchange such registered notes for the First Lien Notes. Dell International and EMC will be obligated to pay additional interest on the First Lien Notes if they fail to consummate such an exchange offer within five years after the closing date of the Merger.

The foregoing summary of the First Lien Notes Indenture, the First Lien Notes, the First Lien Registration Rights Agreement and the Joinder does not purport to be complete and is qualified in its entirety by reference to the text of the First Lien Notes Base Indenture, a copy of which has been filed as Exhibit 4.14 to the Form S-4 Registration Statement, the text of each Supplemental Indenture No. 1, copies of which have been filed as Exhibits 4.15, 4.17, 4.19, 4.21, 4.23 and 4.25 to the Form S-4 Registration Statement, the text of the forms of the First Lien Notes, copies of which have been filed as Exhibits 4.16, 4.18, 4.20, 4.22, 4.24 and 4.26 to the Form S-4 Registration Statement, the text of the First Lien Notes First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this report, the text of each First Lien Notes Supplemental Indenture, copies of which are filed as Exhibits 4.2 and 4.3 to this report, the text of the First Lien Registration Rights Agreement, a copy of which is filed as Exhibit 4.4 to this report, and the text of the Joinder, a copy of which is filed as Exhibit 4.5 to this report, each of which documents is incorporated herein by reference.

Senior Notes

On September 7, 2016, Dell International, EMC, the Company, Denali Intermediate, Dell and the other Guarantors executed Supplemental Indenture No. 2 and Supplemental Indenture No. 3 (collectively, the “Senior Notes Supplemental Indentures”) to the indenture, dated as of June 22, 2016 (the “Senior Notes Base Indenture”), among the Fincos and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by Supplemental Indenture No. 1 relating to each series of Senior Notes (as defined below) (each, a “Senior Notes Supplemental Indenture No. 1”), dated as of June 22, 2016, and the First Supplemental Indenture, dated as of September 6, 2016 (the “Senior Notes First Supplemental Indenture” and, together with the Senior Notes Base Indenture, the applicable Senior Notes Supplemental Indenture No. 1 and the applicable Senior Notes Supplemental Indentures, the “Senior Notes Indenture”), relating to (a) the $1,625,000,000 aggregate principal amount of 5.875% Senior Notes due 2021 and (b) the $1,625,000,000 aggregate principal amount of 7.125% Senior Notes due 2024 (collectively, the “Senior Notes”) issued by the Fincos on June 22, 2016. Pursuant to the Senior Notes Supplemental Indentures, Dell International and EMC assumed the obligations of Finco 1 and Finco 2, respectively, as issuers under the Senior Notes Indenture and the Senior Notes and each Guarantor (including the Company) provided a senior unsecured guarantee of the Senior Notes. The Senior Notes First Supplemental Indenture amends the Senior Notes Base Indenture to clarify certain of Dell’s reporting obligations under the Senior Notes.

A description of the Senior Notes is contained in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2016 (the “June 22 Form 8-K”).

The foregoing summary of the Senior Notes Indenture and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the text of the Senior Notes Base Indenture, a copy of which has been filed as Exhibit 4.1 to the June 22 Form 8-K, the text of each Supplemental Indenture No. 1, copies of which have been filed as Exhibits 4.2 and 4.3 to the June 22 Form 8-K, the text of the forms of the Senior Notes, copies of which have been filed as Exhibits 4.4 and 4.5 to the June 22 Form 8-K, the text of the Senior Notes First Supplemental Indenture, a copy of which is filed as Exhibit 4.6 to this report, and the text of each Senior Notes Supplemental Indenture, copies of which are filed as Exhibits 4.7, 4.8, 4.9 and 4.10 to this report, each of which documents is incorporated herein by reference.

Sponsor Stockholders Agreement, Management Stockholders Agreement and Registration Rights Agreement

Sponsor Stockholders Agreement

On September 7, 2016, the Company entered into an Amended and Restated Sponsor Stockholders Agreement (the “Sponsor Stockholders Agreement”), by and among the Company, Denali Intermediate, Dell, EMC, Denali Finance, Dell International, Michael S. Dell (“MD”), Susan Lieberman Dell Separate Property Trust (together with MD, the “MD Stockholders”), MSDC Denali Investors, L.P. (the “MSDC Denali Investors”), MSDC Denali EIV, LLC (together with the MSDC Denali Investors, the “MSD Partners Stockholders”), Silver Lake Partners III, L.P. (“SLP III”), Silver Lake Technology Investors III, L.P. (“SLTI III”), Silver Lake Partners IV, L.P. (“SLP IV”), Silver Lake Technology Investors IV, L.P. (“SLTI IV”) and SLP Denali Co-Invest, L.P. (“SLP Denali Co-Investor” and, together with SLP III, SLTI III, SLP IV and SLTI IV, the “SLP Stockholders”) and the other stockholders named therein.

The Sponsor Stockholders Agreement contains specific rights, obligations and agreements of the stockholders party thereto as owners of the Company’s common stock and contains provisions related to the composition of the Company’s board of directors and its committees. A description of the terms of the Sponsor Stockholders Agreement is contained in the Form S-4 Proxy Statement/Prospectus in the section captioned “Certain Relationships and Related Transactions—Denali Stockholders Agreement.”

The foregoing summary of the Sponsor Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Sponsor Stockholders Agreement, a copy of which is filed as Exhibit 10.5 to this report and incorporated herein by reference.

Management Stockholders Agreement

On September 7, 2016, the Company entered into an Amended and Restated Management Stockholders Agreement (the “Management Stockholders Agreement”) by and among the Company, the MD Stockholders, the MSD Partners Stockholders, the SLP Stockholders and the management stockholders party thereto (the “Management Stockholders”).

The Management Stockholders Agreement contains specific rights, obligations and agreements of the Management Stockholders as owners of the Company’s common stock. Under the terms of the Management Stockholders Agreement, equity-based awards granted to the Management Stockholders under the amended and restated Dell Technologies Inc. 2013 Stock Incentive Plan described in Item 5.02 of this report and certain other securities held by the Management Stockholders are subject to transfer restrictions, with certain specified exceptions. The Management Stockholders Agreement also provides that the Management Stockholders have tag-along rights with respect to certain transfers of common stock (other than the Class V Common Stock) by other stockholders of the Company and that shares of common stock (other than the Class V Common Stock) held by the Management Stockholders are also subject to drag-along rights of the MD Stockholders and SLP Stockholders, in each case until an initial public offering of the Class C Common Stock. In addition, in the event a Management Stockholder engages in certain specified types of conduct while employed by the Company or its subsidiaries, or for a specified period thereafter, the Management Stockholders Agreement grants the Company clawback rights with respect to such Management Stockholder’s vested awards, shares held pursuant to the exercise or settlement of vested awards and the proceeds of the sale of any such shares.

The Company and certain of its stockholders, subject to certain limitations and time restrictions, also have a call right over certain securities (other than the Class V Common Stock) held by the Management Stockholders whose employment with the Company or its subsidiaries is terminated or ends for any reason. If a Management Stockholder’s employment is terminated other than for cause, such Management Stockholder also has a put right for his or her shares of Class A Common Stock or Class C Common Stock to the Company, subject to certain limitations and other requirements. In addition, each fiscal year, on a recurring semi-annual basis until the first to occur of a change in control or an initial public offering, the Management Stockholders Agreement requires the Company to make offers to purchase Class C Common Stock.

The foregoing summary of the Management Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Management Stockholders Agreement, a copy of which is filed as Exhibit 10.6 to this report and incorporated herein by reference.

Registration Rights Agreement

On September 7, 2016, the Company entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Company, the MD Stockholders, the MSD Partners Stockholders, the SLP Stockholders, Venezio Investments Pte. Ltd., an affiliate of Temasek Holdings (Private) Limited (“Temasek”), and the management stockholders party thereto.

The Registration Rights Agreement provides, among other terms, that certain of the Company’s security holders, their affiliates and certain of their transferees have the right, under specified circumstances and subject to certain restrictions, to require the Company to register for resale the shares of the Company’s Class C Common Stock (including shares of Class C Common Stock issuable upon conversion of shares of the Company’s Class A Common Stock, Class B Common Stock and Class D Common Stock) to be offered for resale by such holders. A description of the terms of the Registration Rights Agreement is contained in the Form S-4 Proxy Statement/Prospectus in the section captioned “Certain Relationships and Related Transactions—Denali Registration Rights Agreement.”

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.7 to this report and incorporated herein by reference.

Mr. Dell is the Chief Executive Officer and Chairman of the Board of the Company. Immediately before the consummation of the Merger, the MD Stockholders, the MSD Partners Stockholders and the SLP Stockholders beneficially owned common stock of the Company representing approximately 70%, 4% and 24%, respectively, of the combined voting power of all classes of the Company’s outstanding common stock. As described in Item 3.02 of this report, on September 7, 2016, in connection with the Merger, Temasek purchased 18,181,818 shares of Class Common Stock.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note, in Item 1.01 of this report under the heading “Debt Financing for the Merger” and in Item 2.01 of this report is incorporated herein by reference.

Repayment and Termination of Old Credit Facilities

On September 7, 2016, in connection with the Merger, the Company repaid approximately $6,067 million of borrowings (including accrued and unpaid interest thereon) under the Company’s (a) existing asset-based revolving credit facility (the “Old ABL Facility”) under the ABL Credit Agreement, dated as of October 29, 2013, by and among Denali Intermediate, Dell, Dell International, the other borrowers party thereto, Bank of America, N.A., as administrative agent and collateral agent, the lenders party thereto and the other agents party thereto and (b) existing term loan facilities (the “Old Term Loan Facilities”) under the Credit Agreement, dated as of October 29, 2013, by and among Denali Intermediate, Dell, Dell International, Bank of America, N.A., as administrative agent and collateral agent, the lenders from time to time party thereto and the other agents party thereto, and terminated such credit facilities and related agreements and documents. The Old ABL Facility provided for an asset-based senior secured revolving credit facility in an initial aggregate principal amount of approximately $2,000 million, subject to a borrowing base consisting of certain receivables and inventory. The Old Term Loan Facilities provided for senior secured term loan facilities consisting of a $4,660 million term loan B facility, a $1,500 million term loan C facility and a €700 million term loan euro facility.

On September 7, 2016, in connection with the Merger, EMC repaid approximately $904.4 million of borrowings (including accrued and unpaid interest thereon) under EMC’s revolving credit facility (the “EMC Revolving Credit Facility”) under the Credit Agreement, dated as of February 27, 2015, by and among EMC, Citibank, N.A., as administrative agent, and the lenders party thereto, and terminated the EMC Revolving Credit Facility and related agreements and documents. The EMC Revolving Credit Facility provided for a senior unsecured revolving credit facility in an initial aggregate principal amount of $2,500 million and $250 million in letters of credit.

Redemption of Old First Lien Notes

In connection with the Merger, Dell International and Denali Finance issued and delivered notices of conditional redemption to holders of the outstanding 5.625% Senior First Lien Notes due 2020 issued by them in October 2013 in connection with Dell’s going-private transaction (the “Old First Lien Notes”) to redeem (a) $150,000,000 in aggregate principal amount of the Old First Lien Notes at a redemption price of 103% of the principal amount thereof and (b) $1,250,000,000 in aggregate principal amount of the Old First Lien Notes at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium calculated in accordance with the indenture governing the Old First Lien Notes, in each case, plus accrued and unpaid interest thereon to but excluding the redemption date. Such redemption notices were conditioned upon, among other matters, the consummation of the Merger. On September 7, 2016, substantially concurrently with the consummation of the Merger, Dell International and Denali Finance deposited with the trustee of the Old First Lien Notes the applicable redemption payments to fund such redemptions and thereby redeemed all of the outstanding Old First Lien Notes.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01, 3.02 and 9.01 of this report is incorporated herein by reference.

On September 7, 2016, Merger Sub merged with and into EMC, with EMC surviving as a wholly-owned subsidiary of the Company. Pursuant to the terms of the Merger Agreement, upon the consummation of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of EMC was converted into the right to receive (1) $24.05 in cash, without interest, and (2) 0.11146 validly issued, fully paid and non-assessable shares of Class V Common Stock of the Company, plus cash in lieu of any fractional shares.

Shares of the Class V Common Stock have been approved for listing on the New York Stock Exchange (the “NYSE”) under the ticker symbol “DVMT” and began trading on September 7, 2016. The Class V Common Stock is a type of common stock that is commonly referred to as a tracking stock. The shares of Class V Common Stock are intended to track and reflect the economic performance of approximately 65% of the Company’s interest in the “Class V Group” of the Company. The Class V Group currently consists of the Company’s current economic interest in the business of VMware, which as of the closing date of the Merger consisted of approximately 343 million shares of VMware common stock. There can be no assurance that the market price of the Class V Common Stock will, in fact, reflect the performance of such economic interest.

The issuance of the Class V Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Form S-4 Registration Statement. The Form S-4 Proxy Statement/Prospectus contains a description of the Merger Agreement and other information about the Merger.

The consideration for the Merger and the repayment of certain existing indebtedness of the Company and EMC at the closing of the Merger, which is described in Item 1.02 of this report, were funded by the debt financing arrangements described in Item 1.01 of this report, the cash equity contributions described in Item 3.02 of this report, and cash on hand at the Company and its subsidiaries.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the text of the Merger Agreement, which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note, in Item 1.01 of this report under the heading “Debt Financing for the Merger” and in Item 2.01 of this report is incorporated herein by reference.

Existing EMC Notes

As of September 7, 2016, EMC had outstanding approximately $2,500 million aggregate principal amount of its 1.875% Notes due June 2018 (the “2018 Notes”), approximately $2,000 million aggregate principal amount of its 2.650% Notes due June 2020 (the “2020 Notes”) and approximately $1,000 million aggregate principal amount of its 3.375% Notes due June 2023 (the “2023 Notes” and, together with the 2018 Notes and the 2020 Notes, the “EMC Notes”), all of which were issued on June 6, 2013. The EMC Notes remain outstanding following the consummation of the Merger. The EMC Notes are not guaranteed by any subsidiaries of EMC and are not guaranteed by the Company or any subsidiaries of the Company. The EMC Notes were issued pursuant to an Indenture, dated as of June 6, 2013 (the “EMC Base Indenture”), as supplemented by an Officer’s Certificate, dated as of June 6, 2013 (together with the EMC Base Indenture, the “EMC Indenture”), between EMC and Wells Fargo Bank, National Association, as trustee.

The EMC Notes are senior unsecured obligations of EMC and rank equally in right of payment with all of EMC’s existing and future senior indebtedness and senior to any future indebtedness of EMC that expressly provides for the subordination of such indebtedness to the EMC Notes. The EMC Notes are structurally subordinated to all debt and other liabilities of EMC’s subsidiaries.

The EMC Indenture and the EMC Notes contain customary terms, events of default and covenants applicable to investment grade debt securities. The covenants include limitations on liens, sale and leaseback transactions, and mergers, consolidations and the sale of all or substantially all of EMC’s assets. The EMC Notes may be redeemed at any time, in whole or in part, prior to maturity at redemption prices that include a make-whole premium, as specified in the EMC Indenture, except that no make-whole premium will be payable for redemption of the 2023 Notes on or after March 1, 2023.

The foregoing summary of the EMC Indenture and the EMC Notes does not purport to be complete and is qualified in its entirety by reference to the text of the EMC Base Indenture, a copy of which is filed as Exhibit 4.11 to this report, the text of the Officer’s Certificate establishing the terms of the EMC Notes, a copy of which is filed as Exhibit 4.12 to this report, and the forms of the EMC Notes, copies of which are filed as Exhibits 4.13, 4.14 and 4.15 to this report, each of which documents is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this report are incorporated herein by reference.

On September 7, 2016, in connection with the Merger, the Company issued and sold the following shares of the Company’s common stock at a purchase price of $27.50 per share to the persons identified below (the “Common Equity Investors”) for an aggregate purchase price of $4.4 billion, pursuant to four separate common stock purchase agreements (as amended, the “Common Stock Purchase Agreements”):

•	109,748,740 shares of Class A Common Stock to the MD Stockholders;

•	6,999,487 shares of Class A Common Stock to the MSDC Stockholders;

•	38,805,040 shares of Class B Common Stock to the SLP Stockholders; and

•	18,181,818 shares of Class C Common Stock to Temasek.

The Company applied the proceeds from the sale of the shares of the Company’s common stock to the Common Equity Investors to finance a portion of the consideration for the Merger. A description of the terms of the Common Stock Purchase Agreements is contained in the Form S-4 Proxy Statement/Prospectus in the section captioned “The Merger Agreement—Common Stock Purchase Agreements.”

The issuance and sale of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock under the Common Stock Purchase Agreements were made in reliance on the private offering exemption from registration under the Securities Act afforded by Section 4(a)(2) thereof. The Company relied on such exemption from registration based in part on representations made in the Common Stock Purchase Agreements by the Common Equity Investors with respect to their ability to evaluate the merits and risks of an investment in the common stock and their investment intent.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Item 1.01 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this report is incorporated by reference herein.

(c)	Executive Officers

On September 7, 2016, upon the consummation of the Merger, the previously announced appointments of the Company’s executive officers became effective. The names of the Company’s executive officers, including those who served as executive officers prior to the Merger or who were appointed or promoted effective upon the consummation of the Merger, and their respective positions are indicated below:

Name	Position
Michael S. Dell	Chief Executive Officer

Jeremy Burton	Corporate EVP, Marketing & Corporate Development

Jeffrey W. Clarke	Vice Chairman, Operations and President, Client Solutions

Howard D. Elias	President, Global Services & IT

David I. Goulden	President, Enterprise Solutions

Marius Haas	President and Chief Commercial Officer

Steven H. Price	Chief Human Resources Officer

Karen H. Quintos	Chief Customer Officer

Rory Read	Chief Integration Officer

Richard J. Rothberg	General Counsel

Thomas W. Sweet	Chief Financial Officer

Information about each of the executive officers, including their business experience, is set forth in the Form S-4 Proxy Statement/Prospectus in the section captioned “Management of Denali After the Merger,” including “—Management Information.”

The executive officers participate in the Company’s compensation program for executive officers described in the Form S-4 Proxy Statement/Prospectus in the section captioned “Executive Compensation.”

(d)	Directors

On September 7, 2016, the size of the Board of Directors of the Company (the “Board”) was increased from three directors to six directors and divided into three classes of directors denominated as Group I Directors, Group II Directors and Group III Directors. On such date, pursuant to the provisions of the Sponsor Stockholders Agreement and the Company’s Fourth Amended and Restated Certificate of Incorporation, upon the effectiveness thereof, Ellen J. Kullman, William D. Green and David W. Dorman were appointed to the Board as Group I Directors, Michael S. Dell was designated as the sole Group II Director, and Egon Durban and Simon Patterson were designated as Group III Directors. The Board also confirmed Michael S. Dell’s appointment as the Chairman of the Board.

On September 7, 2016, the Board established an Audit Committee, a Capital Stock Committee and an Executive Committee and appointed the following directors to serve as members of the committees:

Audit Committee

Ellen J. Kullman (Chair)

William D. Green

David W. Dorman

Capital Stock Committee

David W. Dorman (Chair)

Ellen J. Kullman

William D. Green

Executive Committee

Michael S. Dell (Chair)

Egon Durban

A description of certain transactions between the Company and Mr. Dell and certain of Mr. Dell’s related persons is set forth in the Form S-4 Proxy Statement/Prospectus in the section captioned “Certain Relationships and Related Transactions—Transactions with Michael S. Dell and Related Persons.”

Each of Mrs. Kullman and Messrs. Dorman and Green participates in the Company’s compensation program for independent non-employee directors (the “Compensation Program for Independent Non-Employee Directors”), which was adopted by the Board effective as of September 7, 2016. The program includes the following elements, among others:

•	an annual cash retainer of $75,000, all or a portion of which the director may elect to receive in the form of deferred stock units;

•	an annual equity retainer of $225,000 payable (a) 25% in options to purchase shares of Class C Common Stock, (b) 25% in options to purchase shares of Class V Common Stock, (c) 25% in restricted stock units that settle in shares of Class C Common Stock and (d) 25% in restricted stock units that settle in shares of Class V Common Stock, all or a portion of which restricted stock units the director may elect to receive in the form of deferred stock units;

•	an additional annual cash retainer of $25,000 for service as chair of the Audit Committee or Capital Stock Committee, all or a portion of which the director may elect to receive in the form of deferred stock units; and

•	an initial equity retainer of $1,000,000 upon the director’s appointment to the Board, payable 50% in options to purchase shares of Class C Common Stock and 50% in options to purchase shares of Class V Common Stock.

A director appointed to the Board, other than pursuant to election at an annual meeting of stockholders, will be awarded a pro-rated portion of each applicable annual retainer.

All of the equity-based awards will be granted under the amended and restated Dell Technologies Inc. 2013 Stock Incentive Plan described below. Each equity-based award will vest in full on the first anniversary of the grant date, except the initial equity retainer awards, which will vest annually in equal installments over four years from the grant date. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause, and a change in control of the Company.

The Company will reimburse the independent directors for their reasonable expenses incurred in attending Board and committee meetings.

The foregoing summary of the Compensation Program for Independent Non-Employee Directors does not purport to be complete and is qualified in its entirety by reference to the text of the Compensation Program for Independent Non-Employee Directors, a copy of which is filed as Exhibit 10.8 to this report and incorporated herein by reference.

The Company entered into indemnification agreements with each director, effective as of the consummation of the Merger. The indemnification agreements provide that, subject to certain exceptions and limitations set forth therein, the Company will indemnify, to the fullest extent permitted by the laws of Delaware in effect on the date of the indemnification agreement or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification, and advance certain expenses to, the directors. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the text of the form of indemnification agreement, a copy of which is filed as Exhibit 10.9 to this report and incorporated herein by reference.

(e)	Compensatory Plans and Arrangements

Dell Technologies Inc. 2013 Stock Incentive Plan. On September 7, 2016, at the effective time of the Merger, the amendment and restatement of the Dell Technologies Inc. 2013 Stock Incentive Plan (the “2013 Plan”) became effective. Employees, consultants, non-employee directors and other service providers of the Company or its affiliates are eligible to participate in the amended and restated 2013 Plan (the “Restated Plan”). The Restated Plan authorizes the issuance of an aggregate of 75,000,000 shares of the Company’s Class C Common Stock and 500,000 shares of the Company’s Class V Common Stock (collectively, the “Share Reserve”), of which 60,785,823 shares of Class C Common Stock were previously reserved for issuance under the 2013 Plan.

Administration. The Restated Plan is administered by the Executive Committee of the Board. The Executive Committee has complete discretion, subject to the provisions of the Restated Plan, to authorize awards under the Restated Plan to all eligible persons. The Executive Committee may delegate its duties and powers in whole or in part to any subcommittee thereof, or it may delegate its authority to grant awards to one or more employees of the Company or its affiliates.

Awards. The Restated Plan authorizes the Executive Committee (or any delegate) to grant stock options, stock appreciation rights or other stock-based awards. Other stock-based awards the Company may grant include restricted stock units, restricted stock awards and dividend equivalents. The Restated Plan also authorizes the Executive Committee to grant performance awards payable in the form of the Company’s common stock or in cash, including equity or cash awards that may qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Restated Plan authorizes the grant of awards to employees, consultants, non-employee directors and other service providers of the Company.

The Restated Plan provides for the following annual limitations:

•	no person who is not a non-employee director participating in the Restated Plan may receive stock options or stock appreciation rights for more than 10,000,000 shares of Class C Common Stock or more than 500,000 shares of Class V Common Stock in the aggregate in any fiscal year;

•	no person who is not a non-employee director participating in the Restated Plan may receive performance awards for more than 3,000,000 shares of Class C Common Stock or more than 500,000 shares of Class V Common Stock in the aggregate in any fiscal year (or, in the event such awards are payable in cash, other securities or other stock awards, no more than the fair market value of such shares on the last day of the performance period);

•	no person who is not a non-employee director participating in the Restated Plan may receive performance awards denominated in cash in excess of 0.5% of the Company’s aggregate consolidated operating income in the fiscal year immediately preceding the date such performance award is granted; and

•	except for a non-employee director’s initial grant under the Restated Plan, the sum of any cash compensation, or other compensation, and the value of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed $1,000,000.

Other Provisions. The Restated Plan contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions (including stock splits, recapitalizations and mergers), transferability of awards, tax withholding requirements, and clawback and repayment requirements. The Restated Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring stockholder consent or the consent of the participant.

The foregoing summary of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Restated Plan, a copy of which is filed as Exhibit 10.10 to this report and incorporated herein by reference.

Dell Technologies Inc. 2012 Long-Term Incentive Plan. The Dell Technologies Inc. 2012 Long-Term Incentive Plan (the “2012 LTIP”) became effective on September 7, 2016. The 2012 LTIP is an amendment and restatement of the Dell Inc. 2012 Long-Term Incentive Plan.

Term. The 2012 LTIP terminates automatically ten years after its effective date, unless it is earlier terminated by the Board.

Eligible Participants. Awards may be granted under the 2012 LTIP to individuals who are (1) employees, officers and directors of the Company or any of its subsidiaries or other affiliates, and (2) consultants, contractors and advisers to the Company or any of its subsidiaries or other affiliates who provide services to any of those entities.

Awards. Performance-based awards or service-based cash awards may be made under the 2012 LTIP, subject to limitations set forth in the 2012 LTIP. The performance measures used to establish performance goals for performance-based awards under the 2012 LTIP are the same performance measures as those contained in the Restated Plan. Awards under the 2012 LTIP may be settled in stock reserved for issuance under the Restated Plan.

The foregoing summary of the 2012 LTIP does not purport to be complete and is qualified in its entirety by reference to the text of the 2012 LTIP, a copy of which is filed as Exhibit 10.11 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of EMC as of December 31, 2015 and December 31, 2014, the audited consolidated statements of income and statements of cash flows of EMC for each of the years ended December 31, 2015, December 31, 2014 and December 31, 2013, and the unaudited consolidated financial statements of EMC as of and for the three-month and six-month periods ended June 30, 2016 and June 30, 2015, in each case, including the notes related thereto, are filed as Exhibits 99.1 and 99.2, respectively, to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of July 29, 2016 and for the year and six months ended January 29, 2016 and July 29, 2016, respectively is filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)	Exhibits.

The following documents are herewith filed as exhibits to this report:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of October 12, 2015, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 16, 2016, among Dell Technologies Inc. (the “Company”), Dell Inc., Universal Acquisition Co. and EMC Corporation (incorporated by reference to Annex A to the proxy statement/prospectus forming part of the Company’s Registration Statement on Form S-4 (Registration No. 333-208524) filed with the Securities and Exchange Commission (the “Commission”) on June 6, 2016)

4.1	First Supplemental Indenture, dated as of September 6, 2016, by and among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

4.2	2019 Notes Supplemental Indenture No. 2, 2021 Notes Supplemental Indenture No. 2, 2023 Notes Supplemental Indenture No. 2, 2026 Notes Supplemental Indenture No. 2, 2036 Notes Supplemental Indenture No. 2 and 2046 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

4.3	2019 Notes Supplemental Indenture No. 3, 2021 Notes Supplemental Indenture No. 3, 2023 Notes Supplemental Indenture No. 3, 2026 Notes Supplemental Indenture No. 3, 2036 Notes Supplemental Indenture No. 3 and 2046 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

4.4	Registration Rights Agreement, dated as of June 1, 2016, among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as the representatives of the several initial purchasers

4.5	Joinder Agreement to Registration Rights Agreement, dated as of September 7, 2016, among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as the representatives of the several initial purchasers

4.6	First Supplemental Indenture, dated as of September 6, 2016, by and among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.7	2021 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.8	2021 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.9	2024 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.10	2024 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.11	Indenture, dated as of June 6, 2013, by and between EMC Corporation and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

4.12	Officer’s Certificate, dated as of June 6, 2013 (incorporated by reference to Exhibit 4.2 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

4.13	Form of 1.875% Notes due 2018 (incorporated by reference to Exhibit 4.3 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

4.14	Form of 2.650% Notes due 2020 (incorporated by reference to Exhibit 4.4 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

4.15	Form of 3.375% Notes due 2023 (incorporated by reference to Exhibit 4.5 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

10.1	Credit Agreement, dated as of September 7, 2016, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., New Dell International LLC, Universal Acquisition Co., EMC Corporation, the issuing banks and lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent and Swingline Lender (Senior Secured Credit Agreement)

10.2	Credit Agreement, dated as of September 7, 2016, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., New Dell International LLC, Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (Asset Sale Bridge Credit Agreement)

10.3	Credit Agreement, dated as of September 7, 2016, among Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (Margin Bridge Credit Agreement)

10.4	Credit Agreement, dated as of September 7, 2016, among Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (VMware Bridge Credit Agreement)

10.5	Amended and Restated Sponsor Stockholders Agreement, dated as of September 7, 2016, by and among Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., EMC Corporation, Denali Finance Corp., Dell International L.L.C., Michael S. Dell, Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P. and SLP Denali Co-Invest, L.P. and the other stockholders named therein

10.6	Amended and Restated Management Stockholders Agreement, dated as of September 7, 2016, by and among Dell Technologies Inc., Michael S. Dell, Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., SLP Denali Co-Invest, L.P. and the Management Stockholders (as defined therein)

10.7	Amended and Restated Registration Rights Agreement, dated as of September 7, 2016, by and among Dell Technologies Inc., Michael S. Dell , Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., SLP Denali Co-Invest, L.P., Venezio Investments Pte. Ltd. and the Management Stockholders identified on Schedule I thereto

10.8	Compensation Program for Independent Non-Employee Directors

10.9	Form of Indemnification Agreement (contained in Exhibit 10.5)

10.10	Dell Technologies Inc. 2013 Stock Incentive Plan

10.11	Dell Technologies Inc. 2012 Long-Term Incentive Plan

99.1	Audited consolidated financial statements of EMC Corporation (incorporated by reference to EMC Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Commission on February 25, 2016, as amended by EMC’s Annual Report on Form 10-K/A, filed with the Commission on March 11, 2016) (Commission File No. 1-9853)

99.2	Unaudited consolidated financial statements of EMC Corporation (incorporated by reference to EMC Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, filed with the Commission on August 8, 2016) (Commission File No. 1-9853)

99.3	Unaudited pro forma condensed combined financial information of Dell Technologies Inc. as of July 29, 2016 and for the year and six months ended January 29, 2016 and July 29, 2016, respectively

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2016	Dell Technologies Inc.

	By:	/s/ Janet B. Wright
Janet B. Wright
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of October 12, 2015, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 16, 2016, among Dell Technologies Inc. (the “Company”), Dell Inc., Universal Acquisition Co. and EMC Corporation (incorporated by reference to Annex A to the proxy statement/prospectus forming part of the Company’s Registration Statement on Form S-4 (Registration No. 333-208524) filed with the Securities and Exchange Commission (the “Commission”) on June 6, 2016)

4.1	First Supplemental Indenture, dated as of September 6, 2016, by and among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

4.2	2019 Notes Supplemental Indenture No. 2, 2021 Notes Supplemental Indenture No. 2, 2023 Notes Supplemental Indenture No. 2, 2026 Notes Supplemental Indenture No. 2, 2036 Notes Supplemental Indenture No. 2 and 2046 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

4.3	2019 Notes Supplemental Indenture No. 3, 2021 Notes Supplemental Indenture No. 3, 2023 Notes Supplemental Indenture No. 3, 2026 Notes Supplemental Indenture No. 3, 2036 Notes Supplemental Indenture No. 3 and 2046 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

4.4	Registration Rights Agreement, dated as of June 1, 2016, among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as the representatives of the several initial purchasers

4.5	Joinder Agreement to Registration Rights Agreement, dated as of September 7, 2016, among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as the representatives of the several initial purchasers

4.6	First Supplemental Indenture, dated as of September 6, 2016, by and among Diamond 1 Finance Corporation, Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.7	2021 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.8	2021 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.9	2024 Notes Supplemental Indenture No. 2, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, New Dell International LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.10	2024 Notes Supplemental Indenture No. 3, dated as of September 7, 2016, by and among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., the other guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.11	Indenture, dated as of June 6, 2013, by and between EMC Corporation and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

4.12	Officer’s Certificate, dated as of June 6, 2013 (incorporated by reference to Exhibit 4.2 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

4.13	Form of 1.875% Notes due 2018 (incorporated by reference to Exhibit 4.3 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

4.14	Form of 2.650% Notes due 2020 (incorporated by reference to Exhibit 4.4 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

4.15	Form of 3.375% Notes due 2023 (incorporated by reference to Exhibit 4.5 to EMC Corporation’s Current Report on Form 8-K filed with the Commission on June 6, 2013) (Commission File No. 1-9853)

10.1	Credit Agreement, dated as of September 7, 2016, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., New Dell International LLC, Universal Acquisition Co., EMC Corporation, the issuing banks and lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent and Swingline Lender (Senior Secured Credit Agreement)

10.2	Credit Agreement, dated as of September 7, 2016, among Denali Intermediate Inc., Dell Inc., Dell International L.L.C., New Dell International LLC, Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (Asset Sale Bridge Credit Agreement)

10.3	Credit Agreement, dated as of September 7, 2016, among Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (Margin Bridge Credit Agreement)

10.4	Credit Agreement, dated as of September 7, 2016, among Universal Acquisition Co., EMC Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (VMware Bridge Credit Agreement)

10.5	Amended and Restated Sponsor Stockholders Agreement, dated as of September 7, 2016, by and among Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., EMC Corporation, Denali Finance Corp., Dell International L.L.C., Michael S. Dell, Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P. and SLP Denali Co-Invest, L.P. and the other stockholders named therein

10.6	Amended and Restated Management Stockholders Agreement, dated as of September 7, 2016, by and among Dell Technologies Inc., Michael S. Dell, Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., SLP Denali Co-Invest, L.P. and the Management Stockholders (as defined therein)

10.7	Amended and Restated Registration Rights Agreement, dated as of September 7, 2016, by and among Dell Technologies Inc., Michael S. Dell , Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P., MSDC Denali EIV, LLC, Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., SLP Denali Co-Invest, L.P., Venezio Investments Pte. Ltd. and the Management Stockholders identified on Schedule I thereto

10.8	Compensation Program for Independent Non-Employee Directors

10.9	Form of Indemnification Agreement (contained in Exhibit 10.5)

10.10	Dell Technologies Inc. 2013 Stock Incentive Plan

10.11	Dell Technologies Inc. 2012 Long-Term Incentive Plan

99.1	Audited consolidated financial statements of EMC Corporation (incorporated by reference to EMC Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Commission on February 25, 2016, as amended by EMC’s Annual Report on Form 10-K/A, filed with the Commission on March 11, 2016) (Commission File No. 1-9853)

99.2	Unaudited consolidated financial statements of EMC Corporation (incorporated by reference to EMC Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, filed with the Commission on August 8, 2016) (Commission File No. 1-9853)

99.3	Unaudited pro forma condensed combined financial information of Dell Technologies Inc. as of July 29, 2016 and for the year and six months ended January 29, 2016 and July 29, 2016, respectively